UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 30, 2021

VEREIT, INC.
VEREIT OPERATING PARTNERSHIP, L.P.
(Exact name of Registrant as specified in its charter)

Maryland	001-35263	45-2482685
Delaware	333-197780	45-1255683
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2325 E. Camelback Road, 9th Floor
Phoenix,	AZ	85016
(Address of principal executive offices, including zip code)

(800)	606-3610
(Registrant’s telephone number, including area code)
________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:
Title of each class:		Trading symbol(s):	Name of each exchange on which registered:
Common Stock	$0.01 par value per share (VEREIT, Inc.)	VER	New York Stock Exchange
6.70% Series F Cumulative Redeemable Preferred Stock	$0.01 par value per share (VEREIT, Inc.)	VER PRF	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

VEREIT, Inc.		VEREIT Operating Partnership, L.P.
Emerging growth company	☐	Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
VEREIT, Inc. ☐ VEREIT Operating Partnership, L.P. ☐

EXPLANATORY NOTE

This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed by VEREIT (as defined below) on July 30, 2021 (the "Original Form 8-K") to change the item number under which certain information was previously disclosed in the Original Form 8-K. Specifically, the Original Form 8-K is hereby amended and restated in its entirety to provide that the information previously disclosed under Item 8.01—Other Events, is furnished under Item 7.01—Regulation FD Disclosure and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any of VEREIT’s filings, whether made before or after the date hereof, regardless of any general incorporation language in any such filing.

Item 7.01.    Regulation FD Disclosure.

As previously disclosed, on April 29, 2021, VEREIT, Inc., a Maryland corporation (“VEREIT”), and VEREIT Operating Partnership, L.P., a Delaware limited partnership (“VEREIT OP”), entered into an Agreement and Plan of Merger (as amended, the “Merger Agreement”) with Realty Income Corporation (“Realty Income”), a Maryland corporation, Rams MD Subsidiary I, Inc., a Maryland corporation and wholly owned subsidiary of Realty Income (“Merger Sub 1”), and Rams Acquisition Sub II, LLC, a Delaware limited liability company and wholly owned subsidiary of Realty Income (“Merger Sub 2”). Pursuant to the terms and conditions of the Merger Agreement, upon the closing, (i) Merger Sub 2 will be merged with and into VEREIT OP (the “Partnership Merger”), with VEREIT OP continuing as the surviving entity and, immediately following the Partnership Merger, (ii) VEREIT will be merged with and into Merger Sub 1, with Merger Sub 1 continuing as the surviving corporation (the “Merger” and, together with the Partnership Merger, the “Mergers”).

In connection with the proposed Mergers, Realty Income filed with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 containing a joint proxy statement/prospectus, as amended, and VEREIT filed a definitive proxy statement and Realty Income filed a definitive proxy statement/prospectus with the SEC, each dated June 29, 2021 (collectively, the “joint proxy statement/prospectus”), which VEREIT and Realty Income first mailed to their respective stockholders on or about July 9, 2021.

Following the announcement of the Merger Agreement, as of the date of this Current Report on Form 8-K, purported stockholders of VEREIT have filed twelve lawsuits challenging disclosures related to the Merger (the “VEREIT Complaints”). The VEREIT Complaints are Stein v. VEREIT, Inc., et al., Case No. 1:21-cv-01409 (D. Md. June 7, 2021) (the “Stein Complaint”); Bowles v. VEREIT, Inc., et al., Case No. 1:21-cv-00845 (D. Del. June 10, 2021) (the “Bowles Complaint”); Leach v. VEREIT, Inc., et al., Case No. 1:21-cv-05270 (S.D.N.Y. June 14, 2021) (the “Leach Complaint”); Jenkins v. VEREIT, Inc., et al., Case No. 1:21-cv-05286 (S.D.N.Y. June 15, 2021) (the “Jenkins Complaint”); Tacka v. VEREIT, Inc., et al., Case No. 1:21-cv-05357 (S.D.N.Y. June 17, 2021) (the “Tacka Complaint”); Congregation Zichron Moishe v. VEREIT, Inc., et al., Case No. 1:21-cv-01729 (D. Colo. June 24, 2021) (the “Congregation Zichron Moishe Complaint”); Mishra v. VEREIT, Inc., et al., Case No. 1:21-cv-01758 (D. Colo. June 28, 2021) (the “Mishra Complaint”); Walker v. VEREIT, Inc., et al., Case No. 1:21-cv-01791 (D. Colo. July 1, 2021) (the “Walker Complaint”); Ciccotelli v. VEREIT, Inc., et al., Case No. 2:21-cv-02983 (E.D. Pa. July 2, 2021) (the “Ciccotelli Complaint”); Upton v. VEREIT, Inc., et al., Case No. 1:21-cv-06129 (S.D.N.Y. July 16, 2021) (the “Upton Complaint”); Matten v. VEREIT, Inc., et al., Case No. 1:21-cv-06212 (S.D.N.Y. July 21, 2021) (the “Matten Complaint”); and Halberstam v. VEREIT, Inc., et al., Case No. 1:21-cv-02000 (D. Colo. July 23, 2021 (the “Halberstam Complaint”).

The Stein, Leach, Tacka, Matten and Halberstam Complaints name VEREIT and the members of the VEREIT board of directors as defendants. The Congregation Zichron Moishe, Mishra, Walker and Upton Complaints name VEREIT, VEREIT OP, and the members of the VEREIT board of directors as defendants. The Bowles and Ciccotelli Complaints name VEREIT, the members of the VEREIT board of directors, VEREIT OP, Realty Income, Merger Sub 1 and Merger Sub 2 as defendants. The Jenkins Complaint names VEREIT, the members of the VEREIT board of directors, Realty Income, Merger Sub 1 and Merger Sub 2 as defendants.

Each of the VEREIT Complaints alleges that VEREIT and the members of the VEREIT board of directors violated Section 14(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) and Rule 14a-9 promulgated thereunder by preparing and disseminating a registration statement that misstates or omits certain allegedly material information. Each of the VEREIT Complaints also alleges that the members of the VEREIT board of directors violated Section 20(a) of the Exchange Act by causing VEREIT to disseminate a misleading registration statement. The Bowles and Ciccotelli Complaints further allege that Realty Income and VEREIT OP violated Section 20(a) of the Exchange Act. The Mishra, Congregation Zichron Moishe, Walker and Upton Complaints further allege that Realty Income and VEREIT OP violated Section 14(a) of the Exchange Act and Rule 14a-9 promulgated thereunder. The Jenkins Complaint further alleges that Realty Income, Merger Sub 1 and Merger Sub 2 violated Section 14(a) of the Exchange Act and Rule 14a-9 promulgated thereunder, that the members of the VEREIT board of directors have violated the fiduciary duties they owe towards VEREIT’s stockholders by causing VEREIT to enter into the Merger at an unfair price and through an unfair process, and that VEREIT, Realty Income, Merger Sub 1 and Merger Sub 2 aided and abetted this alleged breach of fiduciary duty.

Each of the VEREIT Complaints seeks, among other things, injunctive relief enjoining the consummation of the Merger, if the Merger is consummated, rescission or rescissory damages and an award of the plaintiff’s costs, including attorneys’ and experts’ fees.

In addition, following the announcement of the Merger Agreement, as of the date of this Current Report on Form 8-K, purported stockholders of Realty Income have filed one lawsuit challenging the disclosures related to the Merger (the “Realty Income Complaint”). The Realty Income Complaint is Boyko v. Realty Income Corp., et al., Case No. 1:21-cv-01653 (D. Colo., June 16, 2021) (together with the VEREIT Complaints, the “Complaints”). The Boyko Complaint names Realty Income and the members of the Realty Income board of directors as defendants. The Boyko Complaint alleges that Realty Income and the members of the Realty Income board of directors violated Section 14(a) of the Exchange Act and Rule 14a-9 promulgated thereunder by preparing and disseminating a registration statement that misstates or omits certain allegedly material information. The Boyko Complaint also alleges that the members of the Realty Income board of directors violated Section 20(a) of the Exchange Act by causing Realty Income to disseminate a misleading registration statement.

All of the defendants named in the Complaints believe that the claims asserted in the Complaints are entirely without merit. However, litigation is inherently uncertain and there can be no assurance regarding the likelihood that the defendants’ defense of the actions will be successful. Additional lawsuits arising out of the Mergers may also be filed in the future. While VEREIT and Realty Income believe that the disclosures set forth in the joint proxy statement/prospectus comply fully with applicable law, to moot plaintiffs’ disclosure claims and to avoid nuisance, potential expense and delay, VEREIT and Realty Income have determined to voluntarily supplement the joint proxy statement/prospectus with the below disclosures. Nothing in the below supplemental disclosures shall be deemed an admission of the legal necessity or materiality under applicable law of any of the disclosures set forth herein or in the joint proxy statement/prospectus. To the contrary, VEREIT and Realty Income deny all allegations in the Complaints that any additional disclosure was or is required.

As a result of the supplemental disclosures set forth herein, the attorneys for the plaintiffs who filed the Complaints have agreed to dismiss, or seek authority from their clients to dismiss, their respective actions.

Supplemental Disclosures to the Joint Proxy Statement/Prospectus

VEREIT has agreed to make these supplemental disclosures to the joint proxy statement/prospectus. This supplemental information should be read in conjunction with the joint proxy statement/prospectus, which should be read in its entirety. Defined terms used but not defined below have the meanings set forth in the joint proxy statement/prospectus. All page references in the information below are to pages in the joint proxy statement/prospectus. Paragraph references used herein refer to the joint proxy statement/prospectus before any additions or deletions resulting from the supplemental disclosures. Underlined text shows text being added to a referenced disclosure in the joint proxy statement/prospectus, and stricken-through text shows text being deleted to a referenced disclosure in the joint proxy statement/prospectus. The information contained herein speaks only as of June 29, 2021 unless the information indicates another date applies.

The section of the joint proxy statement/prospectus entitled “The Mergers-Background of the Mergers” is hereby supplemented as follows:

The fourth full paragraph on page 44 of the joint proxy statement/prospectus is amended and restated in its entirety to read as follows:

Shortly following that conversation, Mr. Rufrano consulted with Hugh R. Frater, Chairman of the VEREIT board of directors, regarding a potential business combination of VEREIT and Realty Income, and the various factors to be considered by the VEREIT board of directors if VEREIT were to explore such a business combination. Mr. Rufrano and Mr. Frater were supportive of engaging in preliminary exploration of such a business combination with Realty Income, and agreed that Mr. Rufrano should continue discussions with Mr. Roy and that VEREIT provide certain non-public information for Realty Income’s review consistent with Mr. Roy’s request.

The section of the joint proxy statement/prospectus entitled “The Mergers-Opinion of Realty Income’s Financial Advisor-Dividend Discount Model Analysis” is hereby supplemented as follows:

The second full paragraph on page 61 of the joint proxy statement/prospectus is amended and restated in its entirety to read as follows:

For Realty Income, Moelis utilized a range of discount rates (based on an estimated range of the cost of equity for Realty Income and selected based on Moelis’ judgment and experience) of 6.25% to 8.75% to calculate estimated present values as of June 30, 2021 of (i) estimated dividends per share that Realty Income was forecasted to distribute during the six months ending December 31, 2021 and the fiscal years ending December 31, 2022 and December 31, 2023 and (ii) estimated terminal values derived by applying a range of multiples of 16.50x to 21.00x (selected based on Moelis’ judgment and experience after consideration of certain trading multiples of Realty Income and certain other selected public companies) to a terminal year one-year forward estimate of Adjusted Funds from Operations per share for Realty Income, which reflects an assumed 4.0% growth, as projected by the management of Realty Income, from the Adjusted Funds from Operations per share for Realty Income for the fiscal year ending December 31, 2023 based on the Realty Income Projections. For VEREIT, Moelis utilized a range of discount rates (based on an estimated range of the cost of equity for VEREIT and selected based on Moelis’ judgment and experience) of 7.00% to 10.00% to calculate estimated present values as of June 30, 2021 of (i) estimated dividends per share that VEREIT was forecasted to distribute during the six months ending December 31, 2021 and the fiscal years ending December 31, 2022 and December 31, 2023 and (ii) estimated terminal values derived by applying a range of multiples of 12.50x to 15.50x (selected based on Moelis’ judgment and experience after consideration of certain trading multiples of VEREIT and certain other selected public companies) to a terminal year one-year forward estimate of Adjusted Funds from Operations per share for VEREIT, which reflects an assumed 4.0% growth, as projected by the management of Realty Income, from the Adjusted Funds from Operations per share for VEREIT for the fiscal year ending December 31, 2023 based on the Realty Income Projections for VEREIT. The ranges of the per share terminal values (discounted at the cost of equity described above) for each of Realty Income and VEREIT that were indicated by Moelis’ analyses contributed 89% to 91% of the total implied per share equity value ranges for Realty Income and VEREIT, respectively.

The section of the joint proxy statement/prospectus entitled “The Mergers-Opinion of Realty Income’s Financial Advisor-Other Information” is hereby supplemented as follows:

The second full paragraph on page 63 of the joint proxy statement/prospectus is amended and restated in its entirety to read as follows:

For reference only, Moelis reviewed a precedent premia paid analysis in which Moelis reviewed premia paid in 28 selected REIT transactions announced since 2015 with transaction values over $1 billion. Moelis did not utilize a precedent premia paid analysis for purposes of its analysis or opinion but included the data for informational purposes. These transactions reflected mean, median, 25th percentile, and 75th percentile (a) one-day premiums of 17.4%, 15.5%, 9.8% and 20.9%, respectively and (b) one-week premiums of 18.8%, 15.7%, 11.3% and 20.8%, respectively. Moelis noted that the (i) one-day premium implied by the Exchange Ratio and the $41.32 closing share price for VEREIT on April 27, 2021 was 17.5% and (ii) one-week premium implied by the Exchange Ratio and the $41.31 closing share price for VEREIT on April 20, 2021 was 17.5%.

The section of the joint proxy statement/prospectus entitled “The Mergers-Opinion of Realty Income’s Financial Advisor-Miscellaneous” is hereby supplemented as follows:

The last paragraph beginning on page 63 of the joint proxy statement/prospectus is amended and restated in its entirety to read as follows:

Moelis acted as financial advisor to Realty Income in connection with the Mergers and will receive a transaction fee of $19.0 million for its services, contingent upon the consummation of the Mergers. Moelis also became entitled to receive a fee of approximately $5.0 million upon having substantially completed its work necessary to deliver its opinion, without regard to the conclusion reached therein, which is creditable against the transaction fee. In addition, Realty Income agreed to indemnify Moelis for certain liabilities and other items, including liabilities under the federal securities laws, arising out of its engagement. Moelis’ affiliates, employees, officers and partners may at any time own securities (long or short) of Realty Income and VEREIT. Moelis is providing investment banking services to Realty Income in connection with the Spin-Off and potential alternatives thereto, and may receive compensation for such services. Realty Income has agreed to pay Moelis a customary, incremental fee to be agreed at the appropriate time in the event the separation of office assets is accomplished by a sale or similar transaction. Moelis has provided investment banking and other services to Realty Income unrelated to the Mergers and in the future may provide such services to Realty Income, and has received and may receive compensation for such services. Moelis may, in the future, provide investment banking or other services unrelated to the Mergers to VEREIT, and may receive compensation for such services. In the past two years prior to the date of its opinion, Moelis (i) acted among other things as a co-manager in various equity and debt offerings undertaken by Realty Income, and Moelis received approximately $200,000 in aggregate compensation from Realty Income during such period and (ii) had not received any fees for financial advisory services from VEREIT.

The section of the joint proxy statement/prospectus entitled “Realty Income Standalone Projections” is hereby supplemented as follows:

The table on page 72 of the joint proxy statement/prospectus is amended to include the following line item:

	Year Ended December 31,
	2021E	2022E	2023E
	(in millions, other than per share data)
Net Income	$474	$594	$707

The section of the joint proxy statement/prospectus entitled “VEREIT Adjusted Standalone Projections” is hereby supplemented as follows:

The table on page 73 of the joint proxy statement/prospectus is amended to include the following line item:

	Year Ended December 31,
	2021E	2022E	2023E
	(in millions, other than per share data)
Net Income	$294	$313	$336

The section of the joint proxy statement/prospectus entitled “The Mergers-Opinion of VEREIT’s Financial Advisor-Public Trading Multiples” is hereby supplemented as follows:

The last five full paragraphs beginning on page 66 of the joint proxy statement/prospectus are amended and restated in their entirety to read as follows:

Using publicly available information, J.P. Morgan compared selected financial data of VEREIT and Realty Income with similar data for selected publicly traded companies engaged in businesses which J.P. Morgan judged to be sufficiently analogous to those engaged in by VEREIT and Realty Income, as applicable.

The companies selected by J.P. Morgan with respect to VEREIT were as follows:

•VEREIT, Inc.
•W.P. Carey Inc.
•Spirit Realty Capital, Inc.
•Broadstone Net Lease, Inc.

The companies selected by J.P. Morgan with respect to Realty Income were as follows:

•Realty Income Corporation
•STORE Capital Corporation
•National Realty Properties, Inc.
•Spirit Realty Capital, Inc.
•Agree Realty Corporation

These companies were selected, among other reasons, because they are publicly traded companies with operations and businesses that, for the purposes of J.P. Morgan’s analysis, may be considered similar to those of VEREIT and Realty Income, as applicable. However, certain of these companies may have characteristics that are materially different from those of VEREIT and Realty Income, as applicable. The analyses necessarily involve complex considerations and judgments concerning differences in financial and operational characteristics of the companies involved and other factors that could affect the selected companies differently than they would affect VEREIT and Realty Income, as applicable.

Using publicly available information, J.P. Morgan calculated, for each selected company, the ratios of (i) the company’s price per share of common stock to the consensus equity research analyst estimates for the company’s AFFO per share of common stock for the years ending December 31, 2021 (the “P/2021E AFFO”) and December 31, 2022 (the “P/2022E AFFO”) and (ii) a third party research analyst estimate for the company’s cash net operating income for the next twelve months to a third party research analyst estimate for the company’s implied value of real estate (the “Implied Capitalization Rate”).

The P/2021E AFFO and P/2022E AFFO for the companies selected by J.P. Morgan with respect to VEREIT were as follows:

	P/2021E AFFO	P/2022E AFFO
VEREIT, Inc.	12.9x	12.3x
W.P. Carey Inc.	15.0x	14.6x
Spirit Realty Capital, Inc.	15.1x	14.4x
Broadstone Net Lease, Inc.	14.9x	14.0x

The P/2021E AFFO and P/2022E AFFO for the companies selected by J.P. Morgan with respect to Realty Income were as follows:

	P/2021E AFFO	P/2022E AFFO
Realty Income Corporation	19.8x	19.0x
STORE Capital Corporation	18.5x	17.5x
National Realty Properties, Inc.	16.6x	16.5x
Spirit Realty Capital, Inc.	15.1x	14.4x
Agree Realty Corporation	20.8x	19.5x

The section of the joint proxy statement/prospectus entitled “The Mergers-VEREIT Unaudited Prospective Financial Information-VEREIT Standalone Projections” is hereby supplemented as follows:

The third full paragraph on page 76 of the joint proxy statement/prospectus and the table following it, including the footnotes, are amended and restated in their entirety to read as follows:

The following table sets forth selected unaudited prospective financial information representing VEREIT management’s evaluation of VEREIT’s estimated standalone future financial performance based on an internal financial model that VEREIT has historically used in connection with its annual budgeting and strategic planning process. The VEREIT Standalone Projections (with the exception of Unlevered Free Cash Flow, which was calculated by J.P. Morgan) were prepared by VEREIT management beginning on March 8, 2021, and are based solely on the information available to VEREIT management at that time. The VEREIT Standalone Projections were finalized on April 27, 2021. The VEREIT Standalone Projections were based on numerous variables and assumptions, including the variables and assumptions discussed above, as well as the following material assumptions: (1) the net acquisitions, Cash NOI, AFFO and AFFO per share projections based on VEREIT’s business plan for 2021 through 2023; (2) acquisitions at a capitalization rate of 6.5% to 7.5%; (3) general and administrative expense at approximately 6.0% of revenue; (4) new debt issued at an interest rate of approximately 3.0%; (5) AFFO payout ratio at approximately 60% or higher; and (6) net debt to normalized EBITDA at 5.5x to 6.0x. The VEREIT Standalone Projections do not give effect to the Mergers or the Spin-Off. The VEREIT Standalone Projections were provided to J.P. Morgan, Realty Income and Moelis (with the exception of Unlevered Free Cash Flow, which was calculated by J.P. Morgan and not provided to Realty Income and Moelis) and a summary is presented in the following table, with all figures rounded to the nearest million, except per share data. VEREIT management directed J.P. Morgan to use and rely upon the VEREIT Standalone Projections for purposes of J.P. Morgan’s opinion and related financial analyses and the VEREIT Standalone Projections were approved for J.P. Morgan’s use by the VEREIT board of directors. For more information, see “- Background of the Merger.

	Year Ending December 31,
	2021E	2022E	2023E
	(in millions, except per share data)
Cash Net Operating Income (Cash NOI)(1)	$1,047	$1,107	$1,207
Adjusted Funds from Operations (AFFO)(2)	$753	$816	$911
Weighted Average Shares	231	241	254
AFFO / Share	$3.26	$3.39	$3.59
Net Acquisitions(3)	$794	$1,450	$1,450
Unlevered Free Cash Flow(4)	$153	$(438)	$(332)

_______________________________________________

(1)VEREIT defines net operating income (“NOI”) as total revenues less property operating expenses and excludes fee revenue earned for services to our unconsolidated real estate joint ventures, impairment, depreciation and amortization, general and administrative expenses, acquisition-related expenses, litigation and non-routine costs, net and restructuring expenses. Cash NOI (i) excludes the impact of certain GAAP adjustments included in rental revenue, such as straight-line rent adjustments and amortization of above-market intangible lease assets and below-market lease intangible liabilities, and (ii) includes the pro rata share of such amounts from properties owned from investments in unconsolidated joint ventures.
(2)VEREIT defines adjusted funds from operations (“AFFO”) as funds from operations (“FFO”) as defined by VEREIT, excluding (i) non-routine items such as acquisition-related expenses, litigation and non- routine costs, net and gains or losses on sale of investment securities or mortgage notes receivable, and (ii) certain non-cash items such as impairments of goodwill, intangible and right of use assets, straight-line rent, net direct financing lease adjustments, gains or losses on derivatives, gains or losses on the extinguishment or forgiveness of debt, equity-based compensation and amortization of intangible assets, deferred financing costs, premiums and discounts on debt and investments, above-market lease assets and below-market lease liabilities.
(3)Net acquisitions include VEREIT’s pro rata share of joint venture acquisitions.
(4)Unlevered free cash flow was calculated as Cash NOI, plus (i) cash partnership, other income and straight-line rent adjustments, and minus (ii) general and administrative expenses, tax expense, capital expenditures, and net acquisitions.

Forward Looking Statements

This Current Report on Form 8-K may include “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act. All statements other than statements of historical fact are “forward-looking statements” for purposes of federal and state securities laws. These forward-looking statements, which are based on current expectations, estimates and projections about the industry and markets in which Realty Income and VEREIT operate and beliefs of and assumptions made by Realty Income management and VEREIT management, involve uncertainties that could significantly affect the financial or operating results of Realty Income, VEREIT, the combined company or any company spun-off by the combined company. Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “will,” and variations of such words and similar expressions are intended to identify such forward-looking statements. Such forward-looking statements include, but are not limited to, statements about the benefits of the proposed transactions involving Realty Income and VEREIT, including future financial and operating results, plans, objectives, expectations and intentions. All statements that address operating performance, events or developments that we expect or anticipate will occur in the future - including statements relating to creating value for stockholders, benefits of the proposed transactions to clients, employees, stockholders and other constituents of the combined company, integrating our companies, cost savings and the expected timetable for completing the proposed transactions - are forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. Although we believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, we can give no assurance that our expectations will be attained and, therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. For example, these forward-looking statements could be affected by factors including, without limitation, risks associated with the ability to consummate the proposed merger and the timing of the closing of the proposed merger; the ability to secure favorable interest rates on any borrowings incurred in connection with the proposed transactions; the impact of indebtedness incurred in connection with the proposed transactions; the ability to successfully integrate our operations and employees; the ability to realize anticipated benefits and synergies of the proposed transactions as rapidly or to the extent anticipated by financial analysts or investors; potential liability for a failure to meet regulatory or tax-related requirements, including the maintenance of REIT status; material changes in the dividend rates on securities or the ability to pay dividends on common shares or other securities; potential changes to tax legislation; changes in demand for developed properties; adverse changes in the financial condition of joint venture partner(s) or major tenants; risks associated with the acquisition, development, expansion, leasing and management of properties; risks associated with the ability to consummate the proposed spin-off of a company holding the office property assets of Realty Income and VEREIT (“SpinCo”) and the terms thereof, and the timing of the closing of the proposed spin-off; risks associated with the ability to consummate any sales of office property assets of Realty Income and VEREIT and the impact of such sales on SpinCo or the combined company; failure to obtain debt financing to capitalize SpinCo; risks associated with the geographic concentration of Realty Income, VEREIT or SpinCo; risks associated with the industry concentration of tenants; the potential impact of announcement of the proposed transactions or consummation of the proposed transactions on business relationships, including with clients, employees, customers and competitors; unfavorable outcomes of any legal proceedings that have been or may be instituted against Realty Income, VEREIT or any company spun-off by the combined company; costs related to uninsured losses, condemnation, or environmental issues; the ability to retain key personnel; costs, fees, expenses and charges related to the proposed transactions and the actual terms of the financings that may be obtained in connection with the proposed transactions; changes in local, national and international financial markets, insurance rates and interest rates; general adverse economic and local real estate conditions; the inability of major tenants to continue paying their rent obligations due to bankruptcy, insolvency or a general downturn in their business; foreign currency exchange rates; increases in operating costs and real estate taxes; changes in dividend policy or ability to pay dividends for Realty Income’s or VEREIT’s common stock or preferred stock; impairment charges; unanticipated changes in Realty Income’s or VEREIT’s intention or ability to prepay certain debt prior to maturity and/or hold certain securities until maturity; pandemics or other health crises, such as coronavirus (COVID-19); and those additional risks and factors discussed in reports filed with the SEC by Realty Income and VEREIT. Moreover, other risks and uncertainties of which Realty Income or VEREIT are not currently aware may also affect each of the companies’ forward-looking statements and may cause actual results and the timing of events to differ materially from those anticipated. The forward-looking statements made in this communication are made only as of the date hereof or as of the dates indicated in the forward-looking statements, even if they are subsequently made available by Realty Income or VEREIT on their respective websites or otherwise. Neither Realty Income nor VEREIT undertakes any obligation to update or supplement any forward-looking statements to reflect actual results, new information, future events, changes in its expectations or other circumstances that exist after the date as of which the forward-looking statements were made.

Additional Information and Where to Find It

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. In connection with the proposed transaction, Realty Income and VEREIT have filed with the SEC a registration statement on Form S-4 containing a joint proxy statement/prospectus and other documents regarding the proposed transaction. The joint proxy statement/prospectus contains important information about the proposed transaction and related matters. STOCKHOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT REALTY INCOME, VEREIT AND THE PROPOSED TRANSACTION.

Investors and security holders of Realty Income and VEREIT are able to obtain free copies of the registration statement, the joint proxy statement/prospectus and other relevant documents filed by Realty Income and VEREIT with the SEC through the website maintained by the SEC at www.sec.gov. Copies of the documents filed by Realty Income with the SEC are also available on Realty Income’s website at www.realtyincome.com, and copies of the documents filed by VEREIT with the SEC are available on VEREIT’s website at www.vereit.com.

Realty Income, VEREIT and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Realty Income’s and VEREIT’s stockholders in respect of the proposed transaction. Information regarding Realty Income’s directors and executive officers can be found in Realty Income’s definitive proxy statement filed with the SEC on April 1, 2021. Information regarding VEREIT’s directors and executive officers can be found in VEREIT’s definitive proxy statement filed with the SEC on April 15, 2021. Additional information regarding the interests of such potential participants are included in the joint proxy statement/prospectus and other relevant documents filed with the SEC in connection with the proposed transaction. These documents are available on the SEC’s website and from Realty Income or VEREIT, as applicable, using the sources indicated above.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VEREIT, INC.

By:	/s/ Lauren Goldberg
Name:	Lauren Goldberg
Title:	Executive Vice President, General Counsel and Secretary

VEREIT OPERATING PARTNERSHIP, L.P.
By: VEREIT, Inc., its sole general partner

By:	/s/ Lauren Goldberg
Name:	Lauren Goldberg
Title:	Executive Vice President, General Counsel and Secretary

Date: October 8, 2021